Convertible bonds	6 Months Ended
Jun. 30, 2024
Convertible bonds
Convertible bonds
12.	Convertible bonds

On July 6, 2023 and September 5, 2023, the Company issued convertible bonds to LMR Multi-Strategy Master Fund Limited (“LMR”) with a principal amount of US$30,000,000 which is due on July 3, 2024 (the “July 2023 LMR Convertible Note”), and US$40,000,000 which is due on September 2, 2024, respectively. For any principal amount of convertible bonds outstanding, the Company would issue payment in kind note to LMR at the end of each quarter where the amount of such note is calculated at 5% per annum with reference to the principal amount of convertible bonds outstanding during the relevant quarter. Such convertible bonds and payment in kind notes are convertible to the Company’s ADSs, at certain variable price determined with reference to the market price of the Company’s ADSs prevailing shortly prior to the conversion. In the event that the entire principal amount of the July 2023 LMR Convertible Note is fully converted prior to its maturity date on July 3, 2024, the Company agreed to further issue and sell, and LMR agreed to purchase, an additional note in the principal amount of US$25,000,000 at an issue price of US$25,000,000 with substantially similar terms as the July 2023 LMR Convertible Note.

These convertible bonds were initially measured at fair value and subsequently carried at fair value through profit or loss pursuant to the Company’s election to apply the fair value option. Refer to Note 4 for fair value measurements.

As at June 30, 2024, LMR has converted an aggregate principal amount of US$39.5 million of the convertible bonds into the Company’s ADSs, each representing two hundred Class A ordinary shares of the Company.

On July 2, 2024, the Company and LMR entered into an extension and standstill agreement where the maturity date of the July 2023 LMR Convertible Note is extended to September 2, 2024.